--------------------------------------------------------------------------------
BCT SUBSIDIARY, INC.
PORTFOLIO OF INVESTMENTS
APRIL 30, 2002 (UNAUDITED)
--------------------------------------------------------------------------------
       PRINCIPAL
        AMOUNT                                                      VALUE
RATING*  (000)           DESCRIPTION                               (NOTE 1)
--------------------------------------------------------------------------------
                 LONG-TERM INVESTMENTS--141.0%
                 MORTGAGE PASS-THROUGHS--3.7%
                 Federal National Mortgage Association,
        $1,294     5.50%, 1/01/17 - 2/01/17 ..................... $1,285,308
           217     6.50%, 7/01/29 ...............................    219,839
                                                                  ----------
                                                                   1,505,147
                                                                  ----------
                 AGENCY MULTIPLE CLASS MORTGAGE
                 PASS-THROUGHS--18.9%
           400   Federal Home Loan Mortgage Corp.,
                   Multiclass Mortgage
                   Participation Certificates,
                   Series 1534, Class 1534-IG,
                     2/15/10 ....................................    385,872
                 Federal National Mortgage Association,
                   REMIC Pass-Through Certificates,
           319     Trust 1992-43, Class 43-E,
                     4/25/22 ....................................    332,942
         3,053+    Trust 1993-79, Class 79-PK,
                     4/25/22 ....................................  3,161,407
         3,146+    Trust 1993-87, Class 87-J,
                     4/25/22 ....................................  3,114,005
           643     Trust 1994-13, Class 13-SJ,
                     2/25/09 ....................................    662,398
                                                                  ----------
                                                                   7,656,624
                                                                  ----------
                 INVERSE FLOATING RATE
                 MORTGAGES--32.0%
AAA        462   Citicorp Mortgage Securities, Inc.,
                   Series 1993-14, Class A-4,
                     11/25/23 ...................................    467,299
Aaa        550   Countrywide Funding Corp.,
                   Series 1994-2, Class A-12S,
                     2/25/09 ....................................    582,302
Aaa        866   Countrywide Mortgage-Backed
                   Securities, Inc.,
                   Series 1993-D, Class A-15,
                     1/25/09 ....................................    896,529
                 Federal Home Loan Mortgage Corp.,
                   Multiclass Mortgage
                   Participation Certificates,
           336     Series 1425, Class 1425-SB,
                     12/15/07 ...................................    386,097
            87     Series 1506, Class 1506-S,
                     5/15/08 ....................................     98,742
           465     Series 1515, Class 1515-S,
                     5/15/08 ....................................    507,026
           193     Series 1580, Class 1580-SD,
                     9/15/08 ....................................    199,809
           647     Series 1606, Class 1606-SC,
                     11/15/08 ...................................    712,338
           423     Series 1618, Class 1618-SA,
                     11/15/08 ...................................    435,543

--------------------------------------------------------------------------------
       PRINCIPAL
        AMOUNT                                                      VALUE
RATING*  (000)           DESCRIPTION                               (NOTE 1)
--------------------------------------------------------------------------------
       $ 1,023     Series 1626, Class 1626-SA,
                     12/15/08 ................................... $  977,324
           555     Series 1661, Class 1661-SB,
                     1/15/09 ....................................    602,350
                 Federal National Mortgage Association,
                   REMIC Pass-Through Certificates,
           608     Trust 1992-187, Class 187-SB,
                     10/25/07 ...................................    703,465
           645     Trust 1992-190, Class 190-S,
                     11/25/07 ...................................    794,005
         1,515     Trust 1993-156, Class 156-SE,
                     10/25/19 ...................................  1,566,525
           605     Trust 1993-173, Class 173-SA,
                     9/25/08 ....................................    580,258
           166     Trust 1993-209, Class 209-SG,
                     8/25/08 ....................................    167,445
           498     Trust 1993-214, Class 214-SH,
                     12/25/08 ...................................    520,798
           544     Trust 1993-224, Class 224-SE,
                     11/25/23 ...................................    552,486
Aaa        600   PaineWebber Mortgage
                   Acceptance Corp.,
                   Series 1994-6, Class A-9,
                     4/25/09 ....................................    607,781
                 Residential Funding Mortgage
                   Securities, Inc.,
AAA        751     Series 1993-S23, Class A-12,
                     6/25/08 ....................................    784,111
AAA        776     Series 1993-S23, Class A-16,
                     6/25/08 ....................................    821,737
                                                                  ----------
                                                                  12,963,970
                                                                  ----------
                 INTEREST ONLY MORTGAGE-BACKED
                 SECURITIES--18.3%
        18,416   Chase Mortgage Finance Corp.,
                   Series 1999-S4, Class A-14,
                     4/25/29 ....................................     54,672
         8,846   Credit Suisse First Boston Mortgage
                   Securities Corp.,
                   Series 1998-1, Class A-7,
                     9/25/28 ....................................      9,675
                 Federal Home Loan Mortgage Corp.,
                   Multiclass Mortgage
                   Participation Certificates,
         2,698     Series 194, Class 194-IO,
                     4/01/28 ....................................    613,582
             6     Series 1114, Class 1114-J,
                     7/15/06 ....................................     78,550
             7     Series 1285, Class 1285-M,
                     5/15/07 ....................................     52,531


See Notes to Financial Statements.

--------------------------------------------------------------------------------
       PRINCIPAL
        AMOUNT                                                      VALUE
RATING*  (000)           DESCRIPTION                               (NOTE 1)
--------------------------------------------------------------------------------
                 INTEREST ONLY MORTGAGE-BACKED
                 SECURITIES (CONT'D)
                 Federal Home Loan Mortgage Corp.,
                   Multiclass Mortgage
                   Participation Certificates, (cont'd)
        $1,842     Series 1645, Class 1645-IB,
                     9/15/08 .................................... $  197,078
           259     Series 1747, Class 1747-I,
                     6/15/23 ....................................      5,330
         1,317     Series 2039, Class 2039-PI,
                     2/15/12 ....................................    117,675
           443     Series 2049, Class 2049-LC,
                     10/15/23 ...................................     28,493
         2,266     Series 2063, Class 2063-PU,
                     10/15/26 ...................................    507,043
         1,134     Series 2075, Class 2075-IB,
                     12/15/21 ...................................     45,366
         9,410     Series 2081, Class 2081-S,
                     5/15/25 ....................................    623,424
         3,024     Series 2306, Class 2306-PM,
                     5/15/26 ....................................    476,359
         6,909     Series 2376, Class 2376-MI,
                     7/15/11 ....................................    788,068
                 Federal National Mortgage Association,
                   REMIC Pass-Through Certificates,
             1     Trust G-21, Class 21-L,
                     7/25/21 ....................................     31,839
             4     Trust 1991-72, Class 72-H,
                     7/25/06 ....................................     80,992
            39     Trust 1992-51, Class 51-K,
                     4/25/07 ....................................    592,612
            25     Trust 1992-174, Class 174-S,
                     9/25/22 ....................................     67,014
            14     Trust 1993-8, Class 8-HA,
                     1/25/08 ....................................    316,798
            30     Trust 1993-49, Class 49-L,
                     4/25/13 ....................................    300,000
           930     Trust 1993-223, Class 223-PT,
                     10/25/23 ...................................     98,984
           443     Trust 1994-39, Class 39-PE,
                     1/25/23 ....................................     44,496
         7,358     Trust 1997-81, Class 81-SD,
                     12/18/27 ...................................      1,150
         1,223     Trust 1998-30, Class 30-QG,
                     12/18/25 ...................................    189,559
           400     Trust 1998-43, Class 43-YI,
                     7/18/28 ....................................      7,746
         3,206     Trust 2001-9, Class 9-IB,
                     5/25/27 ....................................    547,024
         2,069     Trust 2001-29, Class 29-BE,
                     5/25/28 ....................................    234,682
         4,895     Trust 2001-80, Class 80-PI,
                     9/25/23 ....................................    569,099
         1,351   Norwest Asset Securities Corp.,
                   Series 1998-5, Class A-5,
                     3/25/28 ....................................     94,584
        $  692   PNC Mortgage Securities Corp.,
                   Series 1998-8, Class 4-X,
                     10/25/13 ................................... $  117,635
                 Residential Funding Mortgage
                   Securities, Inc.,
         3,772     Series 1993-S44, Class A-4,
                     11/25/23 ...................................    254,624
         5,799     Series 1998-S19, Class A-8,
                     8/25/28 ....................................     15,403
            86   Salomon Brothers Mortgage
                   Securities Inc. VI,
                   Series 1987-3, Class B,
                     10/23/17 ...................................     15,713
        20,166   Structured Asset Securities Corp.,
                   Series 1999-ALS1, Class ALS1-3AX,
                     5/25/29 ....................................    138,642
        33,049   Vendee Mortgage Trust,
                   Series 2002-1, Class 1-1IO,
                     10/15/31 ...................................     72,295
                                                                  ----------
                                                                   7,388,737
                                                                  ----------

                 PRINCIPAL ONLY MORTGAGE-BACKED
                 SECURITIES--0.7%
            98   Federal National Mortgage Association,
                   REMIC Pass-Through Certificates,
                   Trust 1996-54, Class 54-A,
                     4/25/21 ....................................     96,791
AAA        104   PaineWebber Mortgage
                   Acceptance Corp. IV,
                   Series 1993-5, Class A-14,
                     6/25/08 ....................................     92,454
AAA         86   Salomon Brothers Mortgage
                   Securities Inc. VI,
                   Series 1987-3, Class A,
                     10/23/17 ...................................     74,714
                                                                  ----------
                                                                     263,959
                                                                  ----------
                 COMMERCIAL MORTGAGE-BACKED
                 SECURITIES--4.7%
AAA         79   Citicorp Mortgage Securities, Inc.,
                   Series 1998-3, Class A-6,
                     6.75%, 5/25/28 .............................     80,363
AAA        750   NYC Mortgage Loan Trust, Multifamily,
                   Series 1996, Class A-2,
                     6.75%, 6/25/11** ...........................    770,625
AAA      1,000   Prudential Securities Secured
                   Financing Corp.,
                   Series 1998-C1, Class A1-B,
                     6.506%, 7/15/08 ............................  1,048,709
                                                                  ----------
                                                                   1,899,697
                                                                  ----------
                 ASSET-BACKED SECURITIES--3.3%
AAA      1,230+  Chase Credit Card Master Trust,
                   Series 1997-5, Class A,
                     6.194%, 8/15/05 ............................  1,259,405


See Notes to Financial Statements.

--------------------------------------------------------------------------------
       PRINCIPAL
        AMOUNT                                                      VALUE
RATING*  (000)           DESCRIPTION                               (NOTE 1)
--------------------------------------------------------------------------------
                 ASSET-BACKED SECURITIES (CONT'D)
NR       $ 240++ Global Rated Eligible Asset Trust,
                   Series 1998-A, Class A-1,
                     7.33%, 3/15/06 @/** ....................... $    22,181
                 Structured Mortgage Asset
                   Residential Trust,
NR         579++   Series 1997-2,
                     8.24%, 3/15/06 @/@@ .......................      33,291
NR         642++   Series 1997-3,
                     8.724%, 4/15/06 @/@@ ......................      36,904
                                                                ------------
                                                                   1,351,781
                                                                ------------
                 U.S. GOVERNMENT AND AGENCY
                 SECURITIES--33.2%
           268   Small Business Administration,
                   Series 1998-10, Class 10-A,
                     6.12%, 2/01/08 ............................     270,602
        11,000+  U.S. Treasury Bond Strip,
                   Zero Coupon, 11/15/09 .......................   7,328,750
                 U.S. Treasury Notes,
         1,450+    3.50%, 11/15/06 .............................   1,396,075
           100     4.25%, 5/31/03 ..............................     102,016
           500+    5.00%, 8/15/11 ..............................     496,015
         2,700+    5.75%, 11/15/05 .............................   2,846,799
           550+    6.00%, 8/15/09 ..............................     585,321
           385+    6.625%, 5/15/07 .............................     420,551
                                                                ------------
                                                                  13,446,129
                                                                ------------
                 TAXABLE MUNICIPAL BONDS--8.2%
AAA        500   Fresno California
                   Pension Obligation,
                   Series 1994, 7.80%, 6/01/14 .................     568,775
AAA        500   Kern County California
                   Pension Obligation,
                     6.98%, 8/15/09 ............................     538,570
                 Los Angeles County California
                   Pension Obligation,
AAA      1,000     Series A, 8.62%, 6/30/06 ....................   1,129,790
AAA        500     Series D, 6.97%, 6/30/08 ....................     541,545
AAA        500   Orleans Parish Louisiana
                   School Board,
                   Series A, 6.60%, 2/01/08 ....................     524,970
                                                                ------------
                                                                   3,303,650
                                                                ------------
                 CORPORATE BONDS--18.0%
                 FINANCE & BANKING--7.1%
A+         600   Equitable Life Assured Society,
                   6.95%, 12/01/05** ...........................     623,858
A+         500   Metropolitan Life Insurance Co.,
                   6.30%, 11/01/03** ...........................     515,460
AA-      1,000   Morgan Stanley Group, Inc.,
                   10.00%, 6/15/08 .............................   1,175,060
AAA        500   PaineWebber Group, Inc.,
                   8.875%, 3/15/05 .............................     554,905
                                                                ------------
                                                                   2,869,283
                                                                ------------
                 INDUSTRIALS--5.7%
BBB-       100   American Airlines, Inc.,
                   Secured Equipment Trust,
                   Series 1990-M,
                   10.44%, 3/04/07 .............................     106,086
A        1,000   Dow Capital BV,
                   9.20%, 6/01/10 ..............................   1,172,390
BBB+     $ 500   Ralcorp Holdings, Inc.,
                   8.75%, 9/15/04 ..............................  $  546,205
BBB+       500   TCI Communications, Inc.,
                   8.25%, 1/15/03                                    512,860
                                                                ------------
                                                                   2,337,541
                                                                ------------
                 UTILITIES--2.6%
A          500   Alltel Corp.,
                   7.50%, 3/01/06 ..............................     524,485
Baa1       500   Ohio Edison Co.,
                   8.625%, 9/15/03 .............................     523,505
                                                                ------------
                                                                   1,047,990
                                                                ------------

                 YANKEE--2.6%
BBB        500   Empresa Electric Guacolda SA,
                   7.95%, 4/30/03** ............................     518,943
A-         500   Israel Electric Corp., Ltd.,
                   7.25%, 12/15/06** ...........................     528,765
                                                                ------------
                                                                   1,047,708
                                                                ------------
                 Total corporate bonds .........................   7,302,522
                                                                ------------
                 Total long-term investments
                   (cost $55,115,341) ..........................  57,082,216
                                                                ------------
                 SHORT-TERM INVESTMENT--3.0%
                 DISCOUNT NOTE
         1,200   Federal Home Loan Bank,
                   1.79%, 5/01/02
                   (cost $1,200,000) ...........................   1,200,000
                                                                ------------
                 Total investments before outstanding
                   put options written--144.0%
                   (cost $56,315,341) ..........................  58,282,216
                                                                ------------
       NOTIONAL
        AMOUNT
         (000)
       --------
                 OUTSTANDING PUT OPTION WRITTEN--(0.1%)
        25,000   Interest Rate Swap,
                   3 month LIBOR over 3.98%
                   expires 6/05/02
                   (premium received $118,750) .................     (38,802)
                                                                ------------
                 Total investments, net of outstanding
                   put option written--143.9% ..................  58,243,414

                 Liabilities in excess of other
                   assets--(43.9)% ............................. (17,764,197)
                                                                ------------
                 NET ASSETS--100% ..............................$ 40,479,217
                                                                ============
----------
   * Using the higher of Standard & Poor's, Moody's or Fitch's rating.
  ** Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. As of April 30, 2002, the Trust held 7.4% of its net assets in securities restricted as to resale.
   + Entire or partial  principal  amount  pledged  as  collateral  for  reverse repurchase agreements or financial futures contracts.
  ++ Security is fair valued. (Note 1)
   @ Illiquid securities  representing 0.23% of net assets.
  @@ Security is restricted as to public resale. The securities were acquired in 1997 and have an aggregate current cost of $107,729.

--------------------------------------------------------------------------------
                              KEY TO ABBREVIATION:
                REMIC -- Real Estate Mortgage Investment Conduit.
--------------------------------------------------------------------------------


See Notes to Financial Statements.

--------------------------------------------------------------------------------
BCT SUBSIDIARY, INC.
STATEMENT OF ASSETS AND LIABILITIES
APRIL 30, 2002 (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS
Investments, at value (cost $56,315,341) (Note 1) .......... $58,282,216
Cash .......................................................      20,652
Interest receivable ........................................     874,027
Due from broker-- variation margin (Notes 1 & 3) ...........       9,113
Receivable for investment sold .............................       4,027
                                                             -----------
                                                              59,190,035
                                                             -----------

LIABILITIES
Reverse repurchase agreements (Note 4) .....................  18,347,931
Due to parent (Note 2) .....................................     305,180
Outstanding option written, at value
  (premium received $118,750) (Note 1 & 3) .................      38,802
Interest payable ...........................................      18,905
                                                             -----------
                                                              18,710,818
                                                             -----------
NET ASSETS ................................................. $40,479,217
                                                             ===========
Net assets were comprised of:
  Common stock at par (Note 5) .............................  $   29,571
  Paid-in capital in excess of par .........................  34,067,292
                                                             -----------
                                                              34,096,863

  Undistributed net investment income ......................   4,809,443
  Accumulated net realized loss ............................    (705,146)
  Net unrealized appreciation ..............................   2,278,057
                                                             -----------
Net assets, April 30, 2002 ................................. $40,479,217
                                                             ===========
NET ASSET VALUE PER SHARE:
  ($40,479,217 / $2,957,093 shares of
  common stock issued and outstanding) .....................     $ 13.69
                                                                 =======

--------------------------------------------------------------------------------
BCT SUBSIDIARY, INC.
STATEMENT OF OPERATIONS
SIX MONTHS ENDED APRIL 30, 2002 (UNAUDITED)
--------------------------------------------------------------------------------

NET INVESTMENT INCOME
Income
  Interest earned (net of discount/premium
  accretion/amortization of $1,124,458 and
  interest expense of $127,641) ............................ $ 2,667,520
                                                             -----------
Operating expenses
  Investment advisory ......................................     107,704
  Administration ...........................................      29,374
  Custodian ................................................      25,000
  Independent accountants ..................................      20,000
  Legal ....................................................       5,000
  Reports to Shareholders ..................................       4,000
  Miscellaneous ............................................       9,743
                                                             -----------
    Total operating expenses ...............................     200,821
                                                             -----------
Net investment income before excise tax ....................   2,466,699
  Excise tax ...............................................     104,500
                                                             -----------
Net investment income ......................................   2,362,199
                                                             -----------

REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS
Net realized gain (loss) on:
  Investments ..............................................     (12,961)
  Option written ...........................................      89,077
  Futures ..................................................    (507,127)
                                                             -----------
                                                                (431,011)
                                                             -----------
Net change in unrealized appreciation on:
  Investments ..............................................  (1,162,906)
  Option written ...........................................      79,948
  Futures ..................................................     208,863
  Interest rate cap ........................................       9,803
                                                             -----------
                                                                (864,292)
                                                             -----------
Net loss on investments ....................................  (1,295,303)
                                                             -----------
NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS ................................ $ 1,066,896
                                                             ===========

See Notes to Financial Statements.

--------------------------------------------------------------------------------
BCT SUBSIDIARY, INC.
STATEMENT OF CASH FLOWS
SIX MONTHS ENDED APRIL 30, 2002 (UNAUDITED)
--------------------------------------------------------------------------------

RECONCILIATION OF NET INCREASE IN
  NET ASSETS RESULTING FROM OPERATIONS
  TO NET CASH FLOWS USED FOR
  OPERATING ACTIVITIES
Net increase in net assets resulting from
  operations .............................................  $  1,066,896
                                                            ------------
Increase in investments ..................................   (10,503,166)
Decrease in receivable for securities sold ...............         1,510
Decrease in payable for securities purchased .............      (872,656)
Net realized loss ........................................       431,011
Decrease in unrealized appreciation ......................       864,292
Increase in interest rate cap ............................       (71,419)
Increase in interest receivable ..........................       (42,455)
Decrease in due from broker--variation margin ............        66,203
Increase in interest payable .............................        15,296
Increase in net options written ..........................       207,827
Decrease in due to parent ................................      (536,203)
                                                            ------------
  Total adjustments ......................................   (10,439,760)
                                                            ------------
Net cash flows used for operating activities .............  $ (9,372,864)
                                                            ============

INCREASE (DECREASE) IN CASH
Net cash flows used for operating activities .............  $ (9,372,864)
                                                            ------------
Cash flows provided by financing activities:
  Increase in reverse repurchase agreements ..............     9,342,294
                                                            ------------
Net cash provided by financing activities ................     9,342,294
                                                            ------------
  Net decrease in cash ...................................       (30,570)
  Cash at beginning of period ............................        51,222
                                                            ------------
  Cash at end of period ..................................  $     20,652
                                                            ============


--------------------------------------------------------------------------------
BCT SUBSIDIARY, INC.
STATEMENTS OF CHANGES IN
NET ASSETS (UNAUDITED)
--------------------------------------------------------------------------------

                                              SIX MONTHS         YEAR
                                                ENDED           ENDED
                                               APRIL 30,      OCTOBER 31,
                                                 2002            2001
                                             -----------     -----------

INCREASE (DECREASE) IN
 NET ASSETS
OPERATIONS:
  Net investment income ...................  $ 2,362,199     $ 2,634,090
  Net realized loss .......................     (431,011)       (133,301)
  Net change in unrealized
    appreciation (depreciation) ...........     (864,292)      4,211,098
                                             -----------     -----------
  Net increase in net assets
    resulting from operations .............    1,066,896       6,711,887
  Dividends from
    net investment income .................           --      (2,092,314)
                                             -----------     -----------

  Total increase ..........................    1,066,896       4,619,573

NET ASSETS
Beginning of period .......................   39,412,321      34,792,748
                                             -----------     -----------
End of period (including
  undistributed net investment
  income of $4,809,443 and
  $2,447,244, respectively) ...............  $40,479,217     $39,412,321
                                             ===========     ===========


See Notes to Financial Statements.

--------------------------------------------------------------------------------
BCT SUBSIDIARY, INC.
FINANCIAL HIGHLIGHTS (UNAUDITED)
--------------------------------------------------------------------------------

                                                          SIX MONTHS        YEAR       FOR THE PERIOD
                                                             ENDED          ENDED     DECEMBER 3, 1999*
                                                           APRIL 30,     OCTOBER 31,       THROUGH
                                                             2002           2001      OCTOBER 31, 2000
                                                          ----------     -----------  -----------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period ....................  $ 13.33         $ 11.77         $ 11.51
                                                           -------         -------         -------
Net investment income (net of interest expense of
    $0.04, $0.21 and $0.21, respectively) ...............      .80             .89             .62
Net realized and unrealized gain (loss) .................     (.44)           1.38            (.36)
                                                           -------         -------         -------
Net increase from investment operations .................      .36            2.27             .26
                                                           -------         -------         -------
Dividends from net investment income ....................       --            (.71)             --
                                                           -------         -------         -------
Net asset value, end of period ..........................  $ 13.69         $ 13.33         $ 11.77
                                                           =======         =======         =======
TOTAL INVESTMENT RETURN+ ................................     2.70%          19.27%           2.26%
                                                           =======         =======         =======

RATIOS TO AVERAGE NET ASSETS:
Operating expenses ......................................     1.02%+++        1.03%           1.12%+++
Operating expenses and interest expense .................     1.67%+++        2.69%           3.20%+++
Operating expenses, interest expense and excise taxes ...     2.20%+++        2.84%           3.40%+++
Net investment income ...................................    12.06%+++        7.08%           6.11%+++

SUPPLEMENTAL DATA:
Average net assets (000) ................................  $39,490         $37,193         $33,067
Portfolio turnover ......................................       13%             20%             36%
Net assets, end of period (000) .........................  $40,479         $39,412         $34,793
Reverse repurchase agreements outstanding,
  end of period (000) ...................................  $18,348         $ 9,006         $12,154
Asset coverage++ ........................................  $ 3,206         $ 5,376         $ 3,863

----------
  * Commencement of investment operations.
  + This entity is not publicly traded and therefore total investment return is calculated assuming a purchase of common stock at the current net asset value on the first day and a sale at the current net asset value on the last day of the periods reported. Total investment returns for periods less than one full year are not annualized. Past performance is no guarantee of future results.
 ++ Per $1,000 of reverse repurchase agreements outstanding.
+++ Annualized.

The information above represents the unaudited operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for the periods indicated. This information has been determined based upon financial information provided in the financial statements and market value data for the Trust's shares.


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
BCT SUBSIDIARY, INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

NOTE 1. ORGANIZATION & ACCOUNTING  POLICIES

BCT Subsidiary, Inc., (the "Trust") was incorporated under the laws of the State of Maryland on November 12, 1999, and is a diversified closed-end management investment company. The Trust was incorporated solely for the purpose of receiving all or a substantial portion of the assets of the BlackRock Broad Investment Grade 2009 Term Trust Inc. ("BCT"), incorporated under the laws of the State of Maryland and as such, is a wholly-owned subsidiary of BCT. The Trust's investment objective is to manage a portfolio of fixed income securities while providing cash flow definitions to BCT. No assurance can be given that the Trust's investment objective will be achieved.

   The following is a summary of significant accounting policies followed by the Trust.

SECURITIES VALUATION: The Trust values mortgage-backed and asset-backed securities, interest rate swaps, caps, floors and non-exchange traded options and other debt securities on the basis of current market quotations provided by dealers or pricing services approved by the Trust's Board of Directors. In determining the value of a particular security, pricing services may use certain information with respect to transactions in such securities, quotations from dealers, market transactions in comparable securities, various relationships observed in the market between securities, and calculated yield measures based on valuation technology commonly employed in the market for such securities. Exchange-traded options are valued at their last sales price as of the close of options trading on the applicable exchanges. In the absence of a last sale, options are valued at the average of the quoted bid and asked prices as of the close of business. A futures contract is valued at the last sale price as of the close of the commodities exchange on which it trades. Short-term securities are valued at amortized cost. Any securities or other assets for which such current market quotations are not readily available may be valued at fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Trust's Board of Directors. On April 30, 2002, the Trust held two positions that were valued at fair value, which is significantly lower than their purchase cost.

REPURCHASE AGREEMENTS: In connection with transactions in repurchase agreements, the Trust's custodian takes possession of the underlying collateral securities, the value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Trust may be delayed or limited.

OPTION SELLING/PURCHASING: When the Trust sells or purchases an option, an amount equal to the premium received or paid by the Trust is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Trust on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the proceeds from the sale or cost of the purchase in determining whether the Trust has realized a gain or a loss on investment transactions. The Trust, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

   Options, when used by the Trust, help in maintaining a targeted duration. Duration is a measure of the price sensitivity of a security or a portfolio to relative changes in interest rates. For instance, a duration of "one" means that a portfolio's or a security's price would be expected to change by approximately one percent with a one percent change in interest rates, while a duration of five would imply that the price would move approximately five percent in relation to a one percent change in interest rates.

   Option selling and purchasing is used by the Trust to effectively "hedge" positions, or collections of positions, so that changes in interest rates do not change the duration of the portfolio unexpectedly. In general, the Trust uses options to hedge a long or short position or an overall portfolio that is longer or shorter than the benchmark security. A call option gives the purchaser of the option the right (but not obligation) to buy, and obligates the seller to sell (when the option is exercised), the underlying position at the exercise price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying position at the exercise price at any time or at a specified time during the option period. Put options can be purchased to effectively hedge a position or a portfolio against price declines if a portfolio is long. In the same sense, call options can be purchased to hedge a portfolio that is shorter than its benchmark against price changes. The Trust can also sell (or write) covered call options and put options to hedge portfolio positions.

   The main risk that is associated with purchasing options is that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered the loss. The risk associated with writing call options is that the Trust may forego the opportunity for a profit if the market value of the underlying position increases and the option is exercised. The risk in writing put options is that the Trust may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, as with futures contracts, the Trust risks not being able to enter into a closing transaction for the written option as the result of an illiquid market.

INTEREST RATE SWAPS: In an interest rate swap, one investor pays a floating rate of interest on a notional principal amount and receives a fixed rate of interest on the same notional principal amount for a specified period of time. Alternatively, an investor may pay a fixed rate and receive a floating rate. Interest rate swaps are efficient as asset/liability management tools. In more complex swaps, the notional principal amount may decline (or amortize) over time.

   During the term of the swap, changes in the value of the swap are recognized as unrealized gains or losses by "marking-to-market" to reflect the market value of the swap. When the swap is terminated, the Trust will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Trust's basis in the contract, if any.

   The Trust is exposed to credit loss in the event of non-performance by the other party to the swap. However, the Trust closely monitors swaps and does not anticipate non-performance by any counterparty.

SWAP OPTIONS: Swap options are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swap option is granting or buying the right to enter into a previously agreed upon interest rate swap agreement at any time before the expiration of the option. Premiums received or paid from writing or purchasing options are recorded as liabilities or assets and are subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Trust on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commission, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the proceeds from the sale or cost of the purchase in determining whether the Trust has realized a gain or loss on investment transactions.

   The main risk that is associated with purchasing swap options is that the swap option expires without being exercised. In this case, the option expires worthless and the premium paid for the swap option is considered the loss. The main risk that is associated with the writing of a swap option is the market risk of an unfavorable change in the value of the interest rate swap underlying the written swap option.

   Swap options may be used by the Trust to manage the duration of the Trust's portfolio in a manner similar to more generic options described above.

INTEREST RATE CAPS: Interest rate caps are similar to interest rate swaps, except that one party agrees to pay a fee, while the other party pays the excess, if any, of a floating rate over a specified fixed or floating rate.

   Interest rate caps are intended to both manage the duration of the Trust's portfolio and its exposure to changes in short term rates. Owning interest rate caps reduces the portfolio's duration, making it less sensitive to changes in interest rates from a market value perspective. The effect on income involves protection from rising short term rates, which the Trust experiences primarily in the form of leverage.

   The Trust is exposed to credit loss in the event of non-performance by the other party to the interest rate cap. However, the Trust does not anticipate non-performance by any counterparty.

   Transactions fees paid or received by the Trust are recognized as assets or liabilities and amortized or accreted into interest expense or income over the life of the interest rate cap. The asset or liability is subsequently adjusted to the current market value of the interest rate cap purchased or sold. Changes in the value of the interest rate cap are recognized as unrealized gains and losses.

INTEREST RATE FLOORS: Interest rate floors are similar to interest rate swaps, except that one party agrees to pay a fee, while the other party pays the deficiency, if any, of a floating rate under a specified fixed or floating rate.

   Interest rate floors are used by the Trust to both manage the duration of the portfolio and its exposure to changes in short-term interest rates. Selling interest rate floors reduces the portfolio's duration, making it less sensitive to changes in interest rates from a market value perspective. The Trust's leverage provides extra income in a period of falling rates. Selling floors reduces some of that advantage by partially monetizing it as an up front payment which the Trust receives.

   The Trust is exposed to credit loss in the event of non-performance by the other party to the interest rate floor. However, the Trust does not anticipate non-performance by any counterparty.

   Transactions fees paid or received by the Trust are recognized as assets or liabilities and amortized or accreted into interest expense or income over the life of the interest rate floor. The asset or liability is subsequently adjusted to the current market value of the interest rate floor purchased or sold. Changes in the value of the interest rate floor are recognized as unrealized gains and losses.

FINANCIAL FUTURES CONTRACTS: A futures contract is an agreement between two parties to buy and sell a financial instrument for a set price on a future date. Initial margin deposits are made upon entering into futures contracts and can be either cash or securities. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Trust records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Trust's basis in the contract.

   Financial futures contracts, when used by the Trust, help in maintaining a targeted duration. Futures contracts can be sold to effectively shorten an otherwise longer duration portfolio. In the same sense, futures contracts can be purchased to lengthen a portfolio that is shorter than its duration target. Thus, by buying or selling futures contracts, the Trust can effectively "hedge" more volatile positions so that changes in interest rates do not change the duration of the portfolio unexpectedly.

   The Trust may invest in financial futures contracts primarily for the purpose of hedging its existing portfolio securities or securities the Trust intends to purchase against fluctuations in value caused by changes in prevailing market interest rates. Should interest rates move unexpectedly, the Trust may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. The Trust is also at risk of not being able to enter into a closing transaction for the futures contract because of an illiquid secondary market. In addition, since futures are used to shorten or lengthen a portfolio's duration, there is a risk that the portfolio may have temporarily performed better without the hedge or that the Trust may lose the opportunity to realize appreciation in the market price of the underlying positions.

SHORT SALES: The Trust may make short sales of securities as a method of hedging potential price declines in similar securities owned. When the Trust makes a short sale, it may borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Trust may have to pay a fee to borrow the particular securities and may be obligated to pay over any payments received on such borrowed securities. A gain, limited to the price at which the Trust sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon the termination of a short sale if the market price is greater or less than the proceeds originally received.

SECURITIES LENDING: The Trust may lend its portfolio securities to qualified institutions. The loans are secured by collateral at least equal, at all times, to the market value of the securities loaned. The Trust may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The Trust receives compensation for lending its securities in the form of interest on the loan. The Trust also continues to receive interest on the securities loaned, and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Trust.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on the trade date. Realized and unrealized gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and the Trust accretes discount or amortizes premium on securities purchased using the interest method.

SEGREGATION: In cases in which the Investment Company Act of 1940, as amended and the interpretive positions of the Securities and Exchange Commission ("SEC") require that the Trust segregate assets in connection with certain Trust investments (e.g., when issued securities, reverse repurchase agreements or futures contracts), the Trust will, consistent with certain interpretive letters issued by the SEC, designate on its books and records cash or other liquid debt securities having a market value at least equal to the amount that would otherwise be required to be physically segregated.

FEDERAL INCOME TAXES: It is the Trust's intention to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute sufficient amounts of its taxable income to shareholders. Therefore, no Federal income tax provision is required. As part of a tax planning strategy, the Trust intends to retain a portion of its taxable income and pay an excise tax on the undistributed amounts.

ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 2. AGREEMENTS

The Trust has an Investment Advisory Agreement with BlackRock Advisors, Inc. (the "Advisor"), which is a wholly-owned subsidiary of BlackRock, Inc., which in turn is an indirect, majority-owned subsidiary of PNC Financial Services Group, Inc. The Trust has an Administration Agreement with Princeton Administrators, L.P. (the "Administrator"), an indirect wholly-owned affiliate of Merrill Lynch & Co., Inc.

   The Trust reimburses BCT for its pro-rata share of applicable expenses, including investment advisory and administrative fees, in an amount equal to the proportionate amount of average net assets which are held by the Trust relative to the average net assets of BCT.

NOTE 3. PORTFOLIO SECURITIES

Purchases and sales of investment securities, other than short-term investments and dollar rolls, for the six months ended April 30, 2002 aggregated $16,971,888 and $6,608,723, respectively.

   The Trust may from time to time purchase in the secondary market certain mortgage pass-through securities packaged or master serviced by affiliates or mortgage related securities containing loans or mortgages originated by PNC Bank or its affiliates, including Midland Loan Services, Inc. It is possible under certain circumstances, an affiliate of PNC or its affiliates, including Midland Loan Services, Inc. could have interests that are in conflict with the holders of these mortgage-backed securities, and such holders could have rights against an affiliate of PNC or its affiliates, including Midland Loan Services, Inc.

   The Federal income tax basis of the Trust's investments at April 30, 2002 was $56,342,187, and accordingly, net unrealized appreciation was $1,940,029 (gross unrealized appreciation--$3,485,783, gross unrealized depreciation--$1,545,754).

   For Federal income tax purposes, the Trust had a capital loss carryforward at October 31, 2001 of approximately $139,000 and expires in 2008. Accordingly, no capital gain distribution is expected to be paid to shareholders until net gains have been realized in excess of such amount.

   Details of open financial futures contracts at April 30, 2002 were as follows:

                                         VALUE AT     VALUE AT
NUMBER OF                  EXPIRATION     TRADE       APRIL 30,    UNREALIZED
CONTRACTS         TYPE        DATE        DATE          2002      APPRECIATION
----------     ----------  ----------  ----------    ----------   ------------
Long Position:
   83          10 yr U.S.
                T-Note      June '02   $8,530,453    $8,761,687    $231,234
                                       ==========    ==========    ========

   Transactions in options written during the period ended April 30, 2002, were as follows:

                                                          NATIONAL
                                                           AMOUNT     PREMIUM
                                                           (000)      RECEIVED
                                                          -------    ---------
Options outstanding at October 31, 2001                        --          --
Options written                                           $56,700    $ 243,014
Options terminated in closing purchase transactions       (31,700)    (124,264)
                                                          -------    ---------
Options outstanding at April 30, 2002                     $25,000    $ 118,750
                                                          =======    =========

NOTE 4. BORROWINGS

REVERSE REPURCHASE AGREEMENTS: The Trust may enter into reverse repurchase agreements with qualified, third party broker-dealers as determined by and under the direction of the Trust's Board of Directors. Interest on the value of reverse repurchase agreements issued and outstanding is based upon competitive market rates at the time of issuance. At the time the Trust enters into a reverse repurchase agreement, it establishes and maintains a segregated account with the lender, containing liquid investment grade securities having a value not less than the repurchase price, including accrued interest of the reverse repurchase agreement.

   The average daily balance of reverse repurchase agreements outstanding for the six months ended April 30, 2002 was approximately $13,967,000 at a weighted average interest rate of approximately 1.85%. The maximum amount of reverse repurchase agreements outstanding at any month-end during the period was $18,594,625 as of March 31, 2002 which was 27.9% of total assets.

DOLLAR ROLLS: The Trust may enter into dollar rolls in which the Trust sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period the Trust forgoes principal and interest paid on the securities. The Trust will be compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date.

   The Trust did not enter into any dollar roll transactions during the six months ended April 30, 2002.

NOTE 5. CAPITAL

There are 200 million shares of $.01 par value common stock authorized. BCT owned all of the 2,957,093 shares outstanding at April 30, 2002.

BLACKROCK
[LOGO]

DIRECTORS
Laurence D. Fink, CHAIRMAN
Andrew F. Brimmer
Richard E. Cavanagh
Kent Dixon
Frank J. Fabozzi
James Clayburn La Force, Jr.
Walter F. Mondale
Ralph L. Schlosstein

OFFICERS
Ralph L. Schlosstein, PRESIDENT
Robert S. Kapito, VICE PRESIDENT
Richard M. Shea, VICE PRESIDENT/TAX
Henry Gabbay, TREASURER
James Kong, ASSISTANT TREASURER
Anne Ackerley, SECRETARY

INVESTMENT ADVISOR
BlackRock Advisors, Inc.
100 Bellevue Parkway
Wilmington, DE 19809
(800) 227-7BFM

ADMINISTRATOR
Princeton Administrators, L.P.
P.O. Box 9095
Princeton, NJ 08543-9095
(800) 543-6217

CUSTODIAN
State Street Bank and Trust Company
1 Heritage Drive
North Quincy, MA 02171

TRANSFER AGENT
EquiServe Trust Company, N.A.
150 Royall Street
Canton, MA 020201
(800) 699-1BFM

INDEPENDENT ACCOUNTANTS
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116

LEGAL COUNSEL
Skadden, Arps, Slate, Meagher & Flom LLP
4 Times Square
New York, NY 10036

LEGAL COUNSEL - INDEPENDENT DIRECTORS
Debevoise & Plimpton
919 Third Avenue
New York, NY 10022

   The accompanying financial statements as of April 30, 2002 were not audited and accordingly, no opinion is expressed on them.

   This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of any securities.

   Statements and other information contained in this report are as dated and are subject to change.

                              BCT SUBSIDIARY, INC.
                       c/o Princeton Administrators, L.P.
                                  P.O. Box 9095
                            Princeton, NJ 08543-9095
                                 (800) 543-6217

[LOGO] Printed on recycled paper                                     09247Q-10-6



BCT SUBSIDIARY, INC.
--------------------------------------------------------------------------------
SEMI-ANNUAL REPORT
APRIL 30, 2002

[LOGO](SM) BLACKROCK